CHI SUM -SUP-1 071213
Summary Prospectus Supplement dated July 12, 2013
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y and R5 shares of the Fund listed below:
Invesco China Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the prospectuses:

“Portfolio Manager	Title	Length of Service on the Fund
Joseph Tang	Portfolio Manager	2012”
CHI SUM SUP-1 071213